AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
July 2013

For the month of July 2013, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -0.03% and a net return of -0.07%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.14% for the month.

July gross relative performance: -0.17%

Performance for periods ended July31, 2013
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	(2.43%)	(1.68%)	3.53%	5.62%	5.32%
HIT Total Net Rate of Return	(2.67%)	(2.10%)	3.09%	5.17%	4.89%
Barclays Capital Aggregate Bond Index	(2.31%)	(1.90%)	3.19%	5.23%	4.89%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Slightly tighter spreads to Treasuries for the HIT’s agency multifamily mortgage-backed securities (MBS). Ginnie Mae permanent and construction/permanent certificate spreads each contracted by about 3 basis points (bps) while spreads on Fannie Mae multifamily DUS securities also tightened across structures, with the 10/9.5s contracting by approximately 5 bps.

●
The portfolio’s underweight to Treasuries as this major sector was the worst performing in the Barclays Aggregate.  As of July 31, 2013, the HIT had a 6.9% allocation to Treasuries versus 36.5% for the index.

●
The portfolio’s slightly short relative duration as interest rates increased at the long end of the yield curve.  Two- and 5-year Treasury rates fell by 5 and 2 bps, respectively, while 10- and 30-year rates rose by 9 and 14 bps, respectively.

Negative contributions to the HIT’s performance included:

●
Very strong performance by corporate bonds, the best performing major sector in the Barclays Aggregate with excess returns to Treasuries of 117 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 21.7% of the index as of July 31, 2013.

AFL-CIO HOUSING INVESTMENT TRUST                                                  July 2013 Performance Commentary

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were 6, 52, 114, and 116 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments. Approximately 89% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise (GSE) guarantee compared to 73% for the Barclays Aggregate at the end of July.

●	The portfolio’s overweight to municipal bonds, which are not in the Barclays Aggregate, as the municipal sector underperformed over the month.

July 2013 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.11%	0	5.09
Agencies	+0.13%	+11	4.01
Single family agency MBS (RMBS)	-0.09%	+12	5.36
Corporates	+0.83%	+117	6.87
Commercial MBS (CMBS)	+0.51%	+39	3.16
Asset-backed securities (ABS)	-0.19%	-32	2.71
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	6/30/13	7/31/13	Change
1 Month	0.008%	0.023%	0.015%
3 Month	0.033%	0.038%	0.005%
6 Month	0.094%	0.068%	-0.025%
1 Year	0.145%	0.107%	-0.038%
2 Year	0.357%	0.311%	-0.046%
3 Year	0.648%	0.592%	-0.057%
5 Year	1.395%	1.379%	-0.016%
7 Year	1.942%	2.001%	0.059%
10 Year	2.487%	2.577%	0.091%
30 Year	3.500%	3.636%	0.136%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.